UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 10, 2017
Date of Report
(Date of earliest event reported)
____________________

CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On July 10, 2017, Core-Mark Holding Company, Inc. ("Core-Mark"), through its subsidiary Core-Mark Midcontinent, Inc. (“Midcontinent”), completed the acquisition of substantially all of the assets (the "Acquisition") of Farner-Bocken Company, a regional convenience wholesaler servicing customers in the Midwest and headquartered in Carroll Iowa, and Farner-Bocken Building Company, L.L.C. for a purchase price of approximately $174.0 million. The Acquisition was made pursuant to an Asset Purchase Agreement, dated as of May 19, 2017 (the “Asset Purchase Agreement”).
Also on July 10, 2017, in connection with the Acquisition, Core-Mark made a drawdown of $174.0 million pursuant to Core-Mark’s credit agreement, as amended.
The foregoing description is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement, attached hereto as Exhibit 2.1 and the terms of the credit agreement, as amended, referenced as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

No financial statements are being filed with this report. Financial statements required to be filed as exhibits to this report will be filed by amendment not later than seventy one (71) days after the date that the initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

No pro forma financial information is being filed with this report. The pro forma financial information required to be filed as exhibits to this report will be filed by amendment not later than seventy one (71) days after the date that the initial report on Form 8-K must be filed.

(d) Exhibits
The following are filed as exhibits to this report:

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated as of May 19, 2017, by and among Core-Mark Midcontinent, Inc., Farner-Bocken Company, Farner-Bocken Building Company, L.L.C. and Dennis Anderson as the Sellers’ Representative.

10.1
Credit Agreement, dated October 12, 2005, among Core-Mark Holding Company, Inc. and its subsidiaries party thereto, as Borrowers, the lenders signatory thereto as Lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, General Electric Capital Corporation and Wachovia Capital Finance Corporation (Western), as Co-Syndication Agents and Bank of America, N.A. and Wells Fargo Foothill, LLC, as Co-Documentation Agents (incorporated by reference to Exhibit 10.13 of the Company's Registration Statement on Form 10 filed on October 21, 2005), as amended by the First Amendment to Credit Agreement, dated December 4, 2007 (incorporated by reference to Exhibit 10.19 of the Company's Annual Report on Form 10-K filed on March 12, 2009), the Second Amendment to Credit Agreement, dated March 12, 2008 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on March 18, 2008), the Third Amendment to Credit Agreement, dated February 2, 2010 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on February 5, 2010), the Fourth Amendment to Credit Agreement, dated May 5, 2011 (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q filed on May 9, 2011), the Fifth Amendment to Credit Agreement, dated May 30, 2013 (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q filed on August 7, 2013), the Sixth Amendment to Credit Agreement, dated May 21, 2015 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on May 22, 2015), the Seventh Amendment to Credit Agreement, dated January 11, 2016 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on January 12, 2016), the Eighth Amendment to Credit Agreement, dated May 16, 2016 (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on May 17, 2016), the Ninth Amendment to Credit Agreement, dated November 4, 2016 (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q filed on November 11, 2016) and the Tenth Amendment to Credit Agreement, dated as of March 28, 2017 (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K filed on March 29, 2017).

99.1	Press release issued by the Company on July 11, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: July 13, 2017	By:	/s/ CHRISTOPHER M. MILLER
	Name:	Christopher M. Miller
	Title:	Senior Vice President, Chief Financial Officer

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